The Value Guard

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated September 14, 2012 to the prospectus dated May 1, 2000.

The following supplemental information should be read in conjunction with:

the Prospectus dated May 1, 2000, for The Value Guard individual deferred variable annuity contracts issued through The Guardian/Value Line Separate Account.

Except as set forth herein, all other provisions of the Prospectus noted above shall remain unchanged.

Effective after the close of business on October 19, 2012, the Value Line U.S. Government Money Market Fund will merge into the Daily Income Fund-U.S. Government Portfolio. Thereafter, all references to “Value Line U.S. Government Money Market Fund” in the Prospectus should be changed to “Daily Income Fund-U.S. Government Portfolio.”

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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